Exhibit 10.1

EXTENSION AGREEMENT

(Extension of Maturity Date Pursuant to Section 2.15 of the Credit Agreement)

This EXTENSION AGREEMENT (this “Agreement”) dated as of October 5, 2018 (the “Extension Effective Date”) is entered into by and among ONE GAS, INC., an Oklahoma corporation (“Borrower”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A.    Reference is made to that certain Amended and Restated Credit Agreement dated October 5, 2017 among the Borrower, the Administrative Agent and the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from October 5, 2022 to October 5, 2023 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).

C.    Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is October 5, 2023.

2.    Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that the Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrower, and Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 2.15 of the Credit Agreement), (b) a certificate of the Secretary or an Assistant Secretary dated as of the date hereof containing the certifications required by Section 2.15(f)(i)(A) of the Credit Agreement, (c) a certificate of a Responsible Officer of the Borrower dated as of the date hereof containing the certifications required by Section 2.15(f)(i)(B) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrower, for the account of each Consenting Lender.

3.    Affirmation and Ratification of Loan Documents. The Borrower hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect. This Agreement is a Loan Document.

4.    Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

5.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONE GAS, INC.

By:	/s/ Curtis L. Dinan
Curtis L. Dinan
Senior Vice President and Chief Financial Officer

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kyle D Harding
Name: Kyle D Harding
Title: AVP

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maggie Halleland
Name: Maggie Halleland
Title: Vice President

Signature Page

to Extension Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Nancy R. Barwig
Name: Nancy R. Barwig
Title: Credit Risk Director

Signature Page

to Extension Agreement

MIZUHO BANK, LTD, as a Lender and L/C Issuer

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Signature Page

to Extension Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Michael T. Sagges
Name: Michael T. Sagges
Title: Vice President

Signature Page

to Extension Agreement

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Jane P. Faulkenberry
Jane P. Faulkenberry, Senior Vice President

Signature Page

to Extension Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Matt McCain
Name: Matt McCain
Title: Senior Vice President

Signature Page

to Extension Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page

to Extension Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

Signature Page

to Extension Agreement

UMB BANK, N.A., as a Lender

By:	/s/ Kelsea Greenfield
Name: Kelsea Greenfield
Title: Senior Vice President

Signature Page

to Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Signature Page

to Extension Agreement

ARVEST BANK, N.A., as a Lender

By:	/s/ Rick Gaut
Name: Rick Gaut
Title: SVP, Commercial Loan Manager

Signature Page

to Extension Agreement